UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 13, 2024

Magnachip Semiconductor Corporation

(Exact name of Registrant as specified in its charter)

Delaware	001-34791	83-0406195
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Magnachip Semiconductor, Ltd. 15F, 76 Jikji-daero 436beon-gil, Heungdeok-gu Cheongju-si, Chungcheongbuk-do, 28581, Republic of Korea	Not Applicable
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: +82 (2) 6903-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	MX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Company held its 2024 Annual Meeting of Stockholders (“Annual Meeting”) on June 13, 2024. As of the close of business on the record date of April 23, 2024, there were 38,263,642 shares of the Company’s common stock outstanding and entitled to vote at the Annual Meeting. The number of shares of the Company’s common stock present at the meeting, in person or by proxy, was 29,687,036, or 77.59% of the outstanding shares entitled to vote.

At the meeting, the following proposals were submitted to a vote of the Company’s stockholders, with the final voting results indicated below:

Proposal 1 - Election of Directors. The Company’s stockholders elected the following five directors to serve until the 2025 Annual Meetings of Stockholders and until their respective successors are elected and qualified.

	For	Withheld	Broker Non-Votes
Kyo-Hwa (Liz) Chung	18,773,575	2,399,482	8,513,979
Young-Joon (YJ) Kim	18,616,284	2,556,773	8,513,979
Ilbok Lee	16,855,117	4,317,940	8,513,979
Gilbert Nathan	17,892,233	3,280,824	8,513,979
Camillo Martino	17,859,261	3,313,796	8,513,979

Proposal 2 - Advisory Vote on the Compensation of the Named Executive Officers. The Company’s stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Company’s 2024 proxy materials.

For	Against	Abstained	Broker Non-Votes
16,917,873	4,225,854	29,330	8,513,979

Proposal 3 - Ratification of the Appointment of Samil PricewaterhouseCoopers. The Company’s stockholders ratified the appointment of Samil PricewaterhouseCoopers as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

For	Against	Abstained
28,575,490	1,094,283	17,263

There were no broker non-votes with respect to Proposal 3.

Proposal 4 - Advisory Vote on the Frequency of Stockholder Vote on Executive Compensation. The Company’s stockholders voted, on an advisory basis, regarding the frequency of future advisory votes on the compensation of the Company’s named executive officers. “1 Year” received the most votes.

1 Year	2 Year	3 Year	Abstained	Broker Non-Votes
19,235,551	16,105	1,570,381	351,020	8,513,979

Based on these results, and consistent with the Board’s recommendation disclosed in the Company’s 2024 proxy materials, the Board has determined that the Company will hold an advisory vote on the compensation of the Company’s named executive officers on an annual basis.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAGNACHIP SEMICONDUCTOR CORPORATION

Dated: June 20, 2024	By:	/s/ Theodore Kim
Theodore Kim
Chief Compliance Officer, General Counsel and Secretary